I		EQUIPMENT LEASE WiTH	OFF ION To PURCHASE: COMMERCIAL

	LESSOR:	AXIS CAPITAL INC 202	W. 3RD STREET
1 ST FLOOR DOWNTOWN CENTER

[~	DESCRIPTLON/ QUANTITY/SERIAL NUMBER
~
EQUIPMENT DESCRIPTION: (AND/OR AS DESCRIBED IN INVOICE(S) OR EQUIPMENT LIST AUACHED
HERETO AND MADE A PART HEREOF COLLECTIVELY, THE "EQUIPMENr)

, EQUIPMENT LOCATION	SAME

SCHEDULE OF LEASE PAYMENTS DURING INITIAL TERM OF LEASE

INITIAL TERM	NUMBER OF PAYMENTS MONt}{LY LEASE PAYMENT		DOWN PAYMENT

48	48	~S1,448.17	$1896.34

I	MONTHS	APPLICABLE TAXES I CHARGES TO BE BILLED	FIRST I AND LAST 1 PAYMENT
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END OF LEASE PURCHASE OPTION
CHECK ONE BOX. IF NO BOX IS CHECKED OR MORE THAN ONE BOX IS CHECKED, THE FAIR MARKET PURCHASE OPTION WILL APPL'c. ALL OPTIONS ARE PLUS APPLICABLE TAXES. AT OUR OPTION.
THE SELECTED PURCHASE OPTION WILL BE VOID IF YOU ARE IN DEFAULT UNDER THIS LEASE AT ANY TIME DURING THE TERM HEREOF.

X S 1.00 PURCHASE OPTION EQUIPMENT PRICE J 10% OF ORIGINAL ~ FMV

GUARANTY

     Each of the undersigned guarantors will benefit from the lease under this Agreement. For good and valuable consideration, each of the undersigned guarantors (and if more than one, jointly and se~eralIy) hereby guarantees the full payment and performance when due of all of Lessee's obligations under this Agreement. Each of the guarantors agrees to pay all reasonable attorney's fees, court costs and other expenses incurred by Lessor by reason of any default by Lessee. This is an absolute and unconditional guaranty and shall not be discharged by the death, incompetency or dissolution of any guarantor or by any other circumstance whatsoever that might otherwise constitute a defense available to, or a discharge of. the Lessee or any guarantor or surety. This guaranty will continue to be etrective or reinstated, as applicable, if at any time payment of any part of the obligations under the Agreement is rescinded or otherwise required to be returned by'Lessor upon the insolvency, bankruptcy or reorganization of Lessee or upon the appointment of a receiver, trustee or similar officer for Lessee or its assets, all as if the payment to Lessor had not been made, regardless of whether Lessor contested the order requiring return of the payment. Any amounts received by Lessor from whatever source may be S1GNATIJRE: 1applied by it in accordance with the Agreement toward the payment of the obligations under the Agreement; and notwithstanding any payments made by or to the account of xthe guarantors pursuant to this guaranty, the guarantors shall not be subrogated to any rights of the Lessor until this guaranty is discontinued as to all of the guarantors and the Lessor receives full payment and performance of all Lessee's obligations under the Agreement. THIS GUARAN1'Y AND

.4LL TRANSACTIONS UNDER THIS GUARANTY, AND ALL RIGHTS AND LIABILITIES OF EACH OF THE GUARANTORS, WILL BE DETERMINED AND GOVERNED AS TO VALIDITY, INTERPRETATION, ENFORCEMENT AND EFFECT BY THE INTERNAL LAWS OF THE STATE OF NEBRASKA. EACH OF THE GL'ARANTORS AGREES THAT ALL ACTIONS AND PROCEEDINGS ARISING DIRECTLY OR INDIRECTLY FROM THIS GUARANTY MAY BE LITIGATED, AT THE LESSOR'S ELECTION, IN HALL COUNTY NEBRASKA AND EACH OF THE GUARANTORS AGREES THAT ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF NEBRASKA SHALL HAVE PERSONAL JURISDICTION OVER EACH OF THEM. EACH OF THE GIJARANTORS AGREES THAT IF ANY ACTION IS BROUGHT TO ENFORCE THIS GUARANTY, HALL COUNTY NEBRASKA SHALL BE A PROPER PLACE FOR THE TRIAL EACH OF THE GUARANTORS WAIVES ITS RIGHT TO HAVE ANY PROCEEDINGS ARISING OUT OF OR RELtTING TO THIS GUARANTY TRIED BY JURY.

	PRINTED			(AS AN~5~)~
DATE:	12/17/2002	NAME:	BARRY BROOKSTEIN	SIGNATURE:

INDIVIDUAL)
(ASAN INDIVIDUAL)
PRINTED
DATE:	NAME:

DELIVERY & ACCEPTANCE ACKNOWLEDGEMENT

     By executing and delivering this Delivery and Acceptance Acknowledgement, you certify that: (i) you have inspected and installed the Equipment and have determined that the Equipment is in good working condition; (ii) you have accepted the Equipment and instruct us to purchase the Equipment from the Supplier, (iii) your obligations to perform all of the terms and conditions under the Agreement have begun; and (iv) you will unconditionally and absolutely pay rent to us at the location and in the amount stated in the Agreement. Lessee hereby accepts unconditionally and irrevocably the equipment and agrees

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that said Equipment has not been delivered, installed or accepted on a trial basis

LESSEE:
(Printed Name)

Date:

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Signature:					Title: PRESIDENT

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		tf~t~' ~	-	LESSEE:	SP11~I~ MA~4~4E	, I?
LESSOR:

By:	AXIS CAPITAL, INC.			Signabue:	~) ~ cJ' L4t~,

~ ~ Y'~ ("tC~ ~

				Name & Title:	BARRY BROOKSTEIN PLEASE PRINT

PRESIDENT

Name &	N~'~ nclt S-~r~-'iy~ ~
Title:			~'C'.

	N,EASE !u1'4T	-

Date:		-,.			12/17/2002
		- .~.-)	Date:

The terms
[a]	conditions printed on the reverse side are made a part hereof.

n	THIS IS A NON-CANCELABLE LEASE

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TERMS AND CONDITIONS:

The words YOU and YOUR mean the Lessee named above. The words WE, US, and OUR mean the Lessor named above or, if applicable, the Lessor's successors and assigns. The word AGREEMENT means this Equipment Lease Agreement. The provisions set forth on both sides of this document constitute our Agreement.

1. LEASE. We hereby lease to you and you hereby rent from us the Equipment and other property (collectively, the "Equipment") subject to the terms and conditions set forth in this Agreement.

2. TERM. This Agreement will become effective when we accept the Agreement at our principal office. The Agreement will terminate on the date when you have paid and performed all of your obligations under the Agreement in accordance with the terms of the Agreement. Your obligation to pay rents and all other sums due under this Agreement is absolute and unconditional and you will make all payments to us under this Agreement promptly when due and irrespective of any claim or offset right that you may have against us or the manufacturer, seller and or supplier of the Equipment or any other party. YOU MAY NOT CANCEL THIS AGREEMENT.

3. END OF LEASE PURCHASE OPTION; TRANSFER OF TITLE TO OR RETURN OF EQUIPMENT. After you have satisfied your rental obligation to us, you have the option to return the equipment or to purchase the equipment from us for the amount indicated under END OF LEASE PURCHASE OPTION on page 1 (reverse). The purchase amount shall be due immediately after you make the final rent payment. Upon receipt of the purchase amount, we will transfer to you all right, title and interest that we may have in the equipement. The equipment shall be sold on an "as-is, where-is" basis, without any warranty either express or implied. If not purchased, you will return the equipment to us at your own expense and to a location we specify. The equipment must be in the same condition as you originally received, reasonable wear and tear excepted. You agree to pay for repairs to all damaged or broken equipment above normal wear and tear.

4. RENTAL PAYMENTS; TIME OF THE ESSENCE. You shall pay rent to us each month for the full term hereof, in an amount equal to the "Monthly Lease Payment" specified above and beginning with the month in which you sign and deliver the Delivery and Acceptance Acknowledgment to us. If the actual cost of the Equipment varies from the amount initially quoted to us by you or by the Supplier of Equipment you hereby authorize us to adjust the rent payments accordingly. Prior to the commencement hereof, Rent may be increased up to 15%, or decreased without limit. Your first monthly rent payment and security deposit (when applicable) must be included when you execute and return this Agreement and rent shall be due each following month thereafter on the date prescribed by us. You will make your rent payments to us at the location specified above, or to any location that we may specify in writing. Time is and shall remain of the essence during the term of this Agreement. If you fail to make any payment under this Agreement within ten (10) days from the date the payment is due, you will pay to us a service charge of the greater of $25 or 10% of the amount of the payment (in no event however, to exceed the maximum as may be permitted by applicable law). This charge is due with your next monthly rent payment.

5. SECURITY DEPOSIT. When you sign this Agreement, you will deposit with us a security deposit in the amount stated above.

6. OWNERSHIP OF AND TITLE TO EQUIPMENT; SECURITY INTEREST; LIMITED POWER OF ATTORNEY. We will own and have title to the Equipment. To protect our interest in the Equipment if this Agreement is ever held or deemed to be a security agreement, you hereby grant us a security interest in the Equipment which shall include proceeds, products, rents or profits generated by or from it. You hereby appoint and do appoint us, our agents and assigns as your true and lawful Attorney-in-Fact: (1) to prepare and execute any instrument or Uniform Commercial Code ("UCC" financing statement(s)) necessary to protect our interests in the Equipment subject hereto, (2) to sign your name with the same force and effect as if you signed by you, and (3) to file the same at the proper location(s). You further agree to execute by your own hand if we request it any instrument(s) or UCC financing statement(s) that are reasonable and necessary to protect our interests in the Equipment. You hereby authorize us, upon installation of the Equipment and return of all documents comprising the Agreement, to correct clerical errors, write in appropriate dates, and to make whatever additions or corrections necessary to more completely describe the Equipement being leased.

7. FINANCE LEASE STATUS. We and you agree that this Agreement is a finance lease as defined in Article 2A of the UCC. By executing this Agreement, you acknowledge that: (I) we did not select, manufacture or supply the Equipment, (ii) we acquired the Equipement in connection with this Agreement and (iii) one or more of the following occurred: (A) you received the written supply contract between the Supplier and us; (B) your approval of that supply contract is a condition to effectiveness of this Agreement; (C) you received a description of the promises and warranties and any disclaimer of warranties, provided to us by the Supplier; or (D) we informed you in writing, before signing this Agreement of the following: (I) the identity of the Supplier, (ii) that you may have certain rights under the supply contract and (iii) that you may contact the Supplier for a description of any rights under the supply contract.

8. SELECTION AND ORDERING OF EQUIPMENT; NO AGENCY. You hereby instruct us to order the Equipment from the Supplier, to arrange for delivery of the Equipment to you at your expense and to pay for the Equipment. You acknowledge that we did not recommend the Supplier or the Equipment to you.

YOU ACKNOWLEDGE AND AGREE THAT NEITHER THE MANUFACTURER, THE SUPPLIER, NOR ANY SALESMAN, REPRESENTATIVE OR OTHER AGENT OF THE SUPPLIER IS OUR AGENT. NO SALESMAN OR AGENT OF THE SUPPLIER IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THE AGREEMENT, AND NO REPRESENTATION AS TO THE EQUIPMENT OR ANY OTHER MATTER BY THE SUPPLIER OR ANY OF IT'S REPRESENTATIVES OR AGENTS SHALL IN ANY WAY AFFECT YOUR DUTY TO PAY AND PERFORM YOUR OBLIGATIONS UNDER THIS AGREEMENT.

9. DISCLAIMER OF WARRANTIES AND CLAIMS; LIMITATION OF REMEDIES. THERE ARE NO WARRANTIES BY OR ON BEHALF OF US, AND YOU ACKNOWLEDGE AND AGREE THAT AS WE ARE NOT THE MANUFACTURER, SELLER OR SUPPLIER OF THE EQUIPMENT, OR THE AGENT OF THE MANUFACTURER, SELLER OR SUPPLIER, WE MAKE NO WARRANTY, REPRESENTATION OR COVENANT, EXPRESS OR IMPLIED, TO YOU OR ANYONE ELSE AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE DESIGN, CONDITION, CAPACITY, PERFORMANCE OR ANY OTHER ASPECT OF THE EQUIPMENT OR ITS MATERIAL OR WORKMANSHIP. WE MAKE NO WARRANTY THAT THE EQUIPMENT COMPLIES WITH ANY APPLICABLE GOVERNMENTAL REQUIREMENTS, RULES OR REGULATIONS. WE DISCLAIM ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE. WE FURTHER DISCLAIM ANY LIABILITY FOR LOSS, DAMAGE OR INJURY TO YOU, YOUR EMPLOYEES OR AGENTS AS A RESULT OF ANY PATENT, COPYRIGHT, TRADEMARK OR ANY SIMILAR INFRINGEMENT OR ANY LATENT OR PATENT DEFECTS IN THE EQUIPMENT, WHETHER ARISING FROM THE LAWS OF STRICT LIABILITY OR OTHERWISE, AND WE DISCLAIM ANY LIABILITY FOR ANY DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR SPECIAL DAMAGES OR LOSS OF ANY NATURE INCLUDING WITHOUT LIMITATION ANY LOST PROFITS. YOU ARE LEASING THE EQUIPMENT "AS IS." WE ACKNOWLEDGE THAT ANY WARRANTIES OF THE MANUFACTURER, THE SELLER AND OR THE SUPPLIER ARE FOR THE BENEFIT OF BOTH YOU AND US.

TO THE EXTENT PERMITTED BY LAW YOU HEREBY WAIVE ANY AND ALL RIGHTS AND REMEDIES GRANTED TO YOU BY SECTION 2A-508 THROUGH 2A-522 OF THE UCC.

10. LOCATION, POSSESSION AND USE OF EQUIPMENT. You agree (1) to maintain sole and exclusive possession and control of the Equipment at the location stated above, (2) to provide us written notice prior to any change of location, (3) not to sublease the Equipment without our prior written approval (which shall not be unreasonably withheld), (4) to use the Equipment only for business purposes, and (5) to maintain the Equipment in good repair and operating condition in compliance with [illegible] specifications. The Equipment is and will remain personal property regardless of the manner in which it may be attached to any other property.

11. RISK OF LOSS; INSURANCE. You shall at all times bear the entire risk of loss, theft, damage or destruction of the Equipment from any cause whatsoever effective on shipment for delivery by the Supplier to you. If the Equipment is damaged or lost you will continue to pay rent [illegible] otherwise payable by you under this Agreement. You agree to keep the Equipment fully insured against damage and loss, naming us as the loss payee, to obtain a general public liability insurance policy from a company acceptable to us, and to include us as an additional insured on the policy. You agree to provide us certificates or other evidence of insurance. If you do not, you agree that we have the right but not the obligation to obtain such insurance, in which event you agree to pay us for all costs including a handling fee. OR You agree that we may charge you a monthly risk charge equal to .35% of the original equipment cost (minimum monthly charge of $5.00).

12. LIENS; TAXES AND FEES. You shall at all times keep the Equipment free and clear of any liens or encumbrances of any kind whatsoever, and you shall not sell, pledge, mortgage or in any way encumber the Equipment. You shall [illegible] and taxes federal, state and local) that may at any time be imposed or assessed o [illegible] rental, sale [illegible] or use of the Equipment, together with any as for r. You agree that we are not obligated to contest any o to repay us for any assessments, taxes, fines or penalties that we to pay to [illegible] and to protect our interests in the Equipment, together with interest at 1 .AP fro date of payment. Upon execution of the lease you agree to pay us a one time non refundable & fee (upto $200) and agree to reimburse us for any expenses required to complete the lease, such as (but not limited to) filing fees, appraisal costs and installation verification fees.

13. REPRESENTATIONS AND WARRANTIES. You represent and warrant to us that, as of the date of the execution and delivery of this Agreement after giving effect to the Agreement, all representations and warranties contained in the Agreement are true and correct, you have the relevant and proper power and authority to execute, deliver, and perform the Agreement and the transactions contemplated in the Agreement, the Agreement is your legal, valid, and binding obligation, enforceable against you in accordance with its terms, and if you are not a natural person, as of the date of signing this Agreement you are duly organized and in good standing under the laws of your state of organization.

14. EVENTS OF DEFAULT; REMEDIES. If (a) you fail to pay when due any installment of rent or to make any other payment required by this Agreement, or (b) you fail to perform or observe any provision of this Agreement to be performed or observed by you and such failure continues for a period of ten days after you receive written notice of such failure from us, or (c) any warranty, representation or statement made or furnished to us by you or on your behalf proves to have been false in any material respect when made or furnished, (d) you dissolve, terminate or discontinue your business, you become insolvent or unable to pay your debts as they mature, a receiver is appointed for all or any part of your property, you make an assignment for the benefit of creditors, or any proceedings under any bankruptcy, reorganization or arrangement laws are commenced by or against you, or (e) any of the foregoing events occur, with respect to any guarantor, an Event of Default will occur. Upon the occurrence of any Event of Default, you agree to return the equipment to us at your expense to a location specified by us; and, at any time after the occurrence of any default, we may exercise one or more of the following remedies: (a) cancel the Agreement and all of your rights hereunder as to the Equipement; (b) take immediate possession from you of the Equipment wherever located and for this purpose enter upon your premises where the Equipment is located and remove the Equipment without notice or process of law and free from all claims of any nature whatsoever by you; (c) proceed by appropriate court action or actions to enforce your performance of your obligations hereunder or to recover damages for the breach hereof (which damages shall consist, without limitation of (i) all accrued and unpaid rentals, (ii) the discount rate for the purposes of calculating the present value of all future rentals in the event of default is 6% due hereunder, (iii) all late charges, (iv) all of our collection costs and all other expenses incurred in connection with the enforcement of this Agreement including the recovery of and liquidation of the Equipment and (v) any other damages caused by such Event of Default, or pursue any other remedy available to us at law or in equity or otherwise), (d) declare all unpaid rentals and other sums payable hereunder during the term hereof to be immediately due and payable without any presentment, demand or protest (all of which YOU hereby expressly waive); and (e) cause you, at your expense, to promptly return all items of Equipment, complete and in good working condition with normal wear and tear excepted. You agree to pay for all reasonable repairs, parts replacement and reconditioning beyond normal wear and tear.

15. INDEMNIFICATION. We are not responsible for any losses or injuries caused by the installation, removal or use of the Equipment. You agree to reimburse us for and to defend us against any claims for losses or injuries (including attorney's fees and costs) caused by the Equipment.

16. ASSIGNMENT BY LESSOR. We may assign this Agreement in whole or in part without giving you notice. Any assignee and or secured party will have the same rights as we have under the Agreement. You will not assert against the assignee and or secured party any defense setoff that you may have against us. Your duties and obligations will not change under this Agreement if this Agreement is assigned.

17. GOVERNING LAW, JURISDICTION AND VENUE OF LITIGATION; WAIVER OF JURY TRIAL. This Agreement and all transactions under this Agreement, and all rights and liabilities of you and us will be determined and governed as to validity, interpretation, enforcement and effect by the internal laws of the State of Nebraska. YOU AGREE THAT ALL ACTIONS AND PROCEEDINGS ARISING DIRECTLY OR INDIRECTLY FROM THIS AGREEMENT MAY BE LITIGATED, AT OUR ELECTION, IN HALL COUNTY NEBRASKA AND YOU AGREE THAT ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF NEBRASKA SHALL HAVE PERSONAL JURISDICTION OVER YOU. YOU AGREE THAT IF ANY ACTION IS BROUGHT TO ENFORCE ANY OF THE SECTIONS OF THIS AGREEMENT BY EITHER PARTY HALL COUNTY NEBRASKA SHALL BE A PROPER PLACE FOR THE TRIAL. WE AND YOU WAIVE OUR RIGHTS TO HAVE ANY PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT TO BE TRIED BY JURY.

18. ENTIRE AGREEMENT; NO WAIVERS; SEVERABILITY. This Agreement constitutes the entire agreement between you and us with respect to the lease of the Equipment. It may not be modified in any way

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except in writing and signed by us. Waiver by us of any provision hereof in one instance shall not constitute provisions of the Agreement shall remain in full force and effect unchanged. a waiver in any other instance. If any provision of this Agreement is deemed unenforceable. all other

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EQUIPMENT LEASE SCHEDULE A
LEASE NUMBER

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THIS SCHEDULE IS TO BE AUACHED TO AND BECOME PART OF EQUIPMENT LEASE DATE~~~

LESSOR:	LESSEE:

AXIS CAPITAL, INC	SPIRITS MANAGEMENT, iNC.
202 W 3RD ST, 1ST FLOOR DOWNTOWN CTR	780 NEW YORK AVENUE - STE A
GRAND ISLAND NE 68801	HTINTINGTON NY 11743

EQUIPMENT VENDOR(S):

DELL COMPUTERS	COMMUNICATION BILLING TECHNOLOGIE

ONE DELL WAY	THREE PARK AVENUE, 26TH FLOOR
ROUND ROCK, TX 78682	NEW YORK, NY 10016
877-423-3355	212-937-5800

INNOVATIVE MAILING &

SHIPPING SYSTEMS

395 MORELAND RD

HAUPPAUGE, NY 11788 631-435-1402

THIS SCHEDULE A IS ATTACHED TO AND A PART OF AXIS CAPITAL, INC. LEASE NUMBER____C.1 () 5' (DC7 CONSTITUTES A TRUE AND ACCURATE DESCRIPTION OF THE EQUIPMENT.

- AND

LESSEE: SP

By~ ~ iNC. Date:

BAR~Y BROOKSTE December 17, 2002

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ADDENDUM TO EQUIPMENT LEASE AGREEMENT

EQUIPMENT:	:S,~
~j~_~k_~ /
AXIS	SEE EQUIPMENT LEASE AGREEMENT

This Addendum to Equipment Lease Agreement ("Addendum") shall amend the Equipment Lease Agreement by and between Axis Capital, Inc. ("Lessor") and the above Lessee ("Lessee") with reference to the above lease transaction ("Lease"). All terms and conditions of the Lease not inconsistent with this Addendum shall be and remain in full force and effect.

This Addendum shall change the monthly lease payment to $1458.21 with tax and the down payment to $2,916.42 with tax.

A photocopy or t'acsimile of this Addendum will be legally admissible under the "best evidence rule." A signed copy of this Addendum sent by facsimile shall be treated as an original document and shall be admissible as evidence thereof, and all signatures thereon shall be binding as if manual signatures were personally delivered.

iN WITNESS WHEREOF, the parties hereto have set their hands and seals to this Addendum and acknowledge receipt of a true copy hereof on the date(s) indicated below

3J"_e' ((LXIf j~

ACCEPTED BY: AXIS CAPITAL, INC.	LESsEE' SP T~ MA~4AGEMENT, INC.

Z_~CtJ~WrJ~L_~J~2~Y\	By:

Signature	Date

BARRY BROOKSTEIN SPIRITS MANAGEMENT, INC. 780 NEWYORKAVENUE -STE A HUNTINGTON, NY 11743
Dear BARRY,

Axis Capital, Inc. would like to welcome you as a new customer and we would also like to thank you for the opportunity of doing business with you.

Your next payment will be due on February 20, 2003. We will be sending you an invoice each month along with a return envelope. Payments received in our office ten days after the due date will result in a late fee charged to you on your next monthly payment.

You are responsible for any property taxes on the lease equipment, if applicable, pursuant to the terms and conditions of the lease contract.

Enclosed you will find a copy of your lease contract for your records. If we can be of further assistance with any other equipment leasing, please don't hesitate to give us a call.

Thanks Again!
ic~ ~IEy~L~~ Axis Capital, Inc. enclosure
MEMBER

=	ELA
AI7~MOTWE
SERVICE
ASSOcIA1~ON

A.OaATI MEMBER